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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 14, 2007

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         33-81808                                             22-3276290
 (Commission File Number)                                    (IRS Employer
                                                          Identification No.)

            1361 ALPS ROAD
          WAYNE, NEW JERSEY                                       07470
(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                                                                               Address, including zip
                                                                                code and telephone
                                  State or other         Registration         number, including area
                                 jurisdiction of          No./I.R.S.           code, of registrant's
 Exact name of registrant        incorporation or         Employer                  principal
as specified in its charter        organization       Identification No.         executive offices
---------------------------        ------------       ------------------         -----------------
Building Materials                   Delaware            333-69749-01/           1361 Alps Road
Manufacturing Corporation                                 22-3626208             Wayne, NJ 07470
                                                                                 (973) 628-3000






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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 14, 2007, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the third quarter ended September 30, 2007. A copy of the news release is furnished herewith as Exhibit 99.1.

      This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

99.1 News release issued November 14, 2007 regarding results of operations for the third quarter ended September 30, 2007.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              BUILDING MATERIALS CORPORATION OF AMERICA
                              BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: November 15, 2007      By:     /s/ John F. Rebele
                                    ------------------------------------------
                              Name:   John F. Rebele
                              Title:  Senior Vice President,
                                      Chief Financial Officer and
                                      Chief Administrative Officer


















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                                  EXHIBIT INDEX

        Exhibit Number        Description
        --------------        -----------

                 99.1 News release issued November 14, 2007 regarding results of operations for the third quarter ended September 30, 2007.






























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